UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)   JANUARY 17, 2006
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                              SUNTERRA CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    MARYLAND
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                 (State or Other Jurisdiction of Incorporation)


        001-13815                                         95-4582157
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(Commission File Number)                       (IRS Employer Identification No.)


          3865 W. CHEYENNE AVE.
           NORTH LAS VEGAS, NV                                     89032
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (702) 804-8600
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

      On January 17, 2006, Sunterra Corporation ("Sunterra") issued a press release (the "Press Release"), announcing, among other things, the date of its 2006 Annual Meeting of Stockholders and its intent to expand its Board of Directors to seven members by adding an independent director. The Press Release is filed herewith as an exhibit and is incorporated by reference herein.

ADDITIONAL INFORMATION

      Sunterra will file with the Securities and Exchange Commission (the "SEC"), and will furnish to Sunterra's shareholders, a proxy statement in connection with Sunterra's 2006 Annual Meeting of Shareholders. Shareholders are urged to read this proxy statement (when it becomes available), as well as any amendments or supplements to the proxy statement, because it will contain important information. Shareholders will be able to obtain a copy of the proxy statement (when available), as well as other relevant documents (including any additional proxy solicitation materials filed with the SEC), free of charge at the SEC's website (www.sec.gov). In addition, these documents may be obtained free of charge by directing such requests to: Sunterra Corporation, Attn:
Investor Relations, 3865 West Cheyenne Avenue, North Las Vegas, Nevada 89032,
(702) 804-8600 or from Sunterra's website (www.sunterra.com).

      Sunterra and certain of its directors and employees may, under the rules of the SEC, be deemed to be "participants" in the solicitation of proxies from Sunterra's shareholders with respect to the election of directors and other actions to be taken at Sunterra's 2006 Annual Meeting of Shareholders. Information regarding the persons who may be considered "participants" in the solicitation of proxies and their respective direct or indirect interests, by security holdings or otherwise, will be set forth in Sunterra's proxy statement when it is filed with the SEC. Information regarding certain of these persons and their beneficial ownership of Sunterra's common stock is set forth in the proxy statement for Sunterra's 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 28, 2005, and in Statements of Changes of Beneficial Ownership of Securities on Form 4 filed after that date.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1     Press release, dated January 17, 2006.


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
                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 17, 2006
                                  SUNTERRA CORPORATION

                                  By: /s/ Nicholas J. Benson
                                      --------------------------------------
                                      Nicholas J. Benson
                                      President and Chief Executive Officer













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
                                  EXHIBIT INDEX

       Exhibit No.          Description
       -----------          -----------

           99.1             Press release, dated January 17, 2006.


























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